UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

August Technology Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August Technology Corporation

Powerpoint Presentation to selected attendees of the

SEMICON West 2005 Tradeshow in San Francisco

Additional Information and Where to Find It

In connection with the proposed merger of August Technology Corporation and Rudolph Technologies, Inc., a registration statement of Rudolph, which will include a joint proxy statement of Rudolph and August, and other materials, will be filed with the SEC.  WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RUDOLPH, AUGUST AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the registration statement and joint proxy statement (when available) as well as other filed documents containing information about Rudolph and August at http://www.sec.gov, the SEC’s website. Free copies of Rudolph’s SEC filings may also be obtained at http://www.rudolphtech.com, and free copies of August’s SEC filings may be obtained from August’s website at http://www.augusttech.com.

Participants in the Solicitation

Rudolph, August and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Rudolph’s stockholders or August’s shareholders with respect to the proposed transaction. Information regarding the officers and directors of Rudolph is included in its definitive proxy statement for its 2005 Annual Meeting filed with the SEC on April 22, 2005. Information regarding the officers and directors of August is included in its definitive proxy statement for its 2005 Annual Meeting filed with the SEC on April 29, 2005. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the registration statement and joint proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

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The New Rudolph

…Creating A New Industry Leader

[LOGO]	[LOGO]

Safe Harbor Statement

The following material contains forward-looking statements relating to at least the following matters: industry projections and the company’s long term operating model. Other forward-looking statements may be preceded by words such as “expects”, “anticipates”, and “intends”. These forward-looking statements are based on our current expectations and projections. However, they are subject to various risks and uncertainties that could cause actual results to differ materially from those projected in such statements, including the following: cyclicality of the semiconductor industry, customer concentration, introduction of new products by our competitors, and sole or limited sources of supply. Other risks and uncertainties are detailed in our respective Annual Reports on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission (SEC).

The New Rudolph Mission

Planned profitable growth

Be a clear leader in metrology and inspection

with “best-of-breed” solutions in our chosen niches

and be the overall #2 pure-play process control supplier

be a desired stock investment

Transaction Summary

Transaction Structure:	Cash and stock strategic merger with election feature subject to proration
• Minimum $37.2 million cash, and
• Maximum $60.0 million cash

$10.50 per share of Rudolph value based on June 27, 2005 closing price of $13.77

Aggregate purchase price approximately $193 million

Election:	Shareholders may select all cash or stock subject to proration

Exchange Ratio:	.7625 Rudolph shares per August share; Implied exchange ratio will vary depending on amount of cash received by shareholder through proration

Closing Conditions:	Shareholder approvals and HSR clearance

Estimated Closing Date:	4th Quarter 2005

Company Overviews

[LOGO]

•                  Thin film metrology and defect inspection systems

•                  Year Founded: 1940

•                  LTM Revenues*: $88.4M

•                  Headquarters: Flanders, NJ

•                  Key Product Families:

•                  Copper (Metal) Film Metrology

•                  Transparent Thin Film Metrology

•                  Macro Defect Inspection and Yield Data Management Systems

•                  Integrated Metrology

•                  Employees: 334

[LOGO]

•                  Automated defect detection and review systems

•                  Year Founded: 1992

•                  LTM Revenues*: $70.5M

•                  Headquarters: Bloomington, MN

•                  Key Product Families:

•                  Macro Defect Inspection

•                  2D & 3D Inspection

•                  Defect Review

•                  Data Management & Analysis

•                  Employees: 254

*LTM as of March 31, 2005

Company Overviews

[LOGO]

•                  Thin film metrology and defect inspection systems

•                  Year Founded: 1940

•                  LTM Revenues*: $88.4M

•                  Headquarters: Flanders, NJ

•                  Key Product Families:

•                  Copper (Metal) Film Metrology

•                  Transparent Thin Film Metrology

•                  Macro Defect Inspection and Yield Data Management Systems

•                  Integrated Metrology

•                  Employees: 334

Complementary Expertise

#2 in	# 2 in
Thin Film	Macro Defect
Metrology	Inspection

[LOGO]

•                  Automated defect detection and review systems

•                  Year Founded: 1992

•                  LTM Revenues*: $70.5M

•                  Headquarters: Bloomington, MN

•                  Key Product Families:

•                  Macro Defect Inspection

•                  2D & 3D Inspection

•                  Defect Review

•                  Data Management & Analysis

•                  Employees: 254

*LTM as of March 31, 2005

Rudolph’s Products

Opaque (Copper) Film Metrology	MetaPULSE

Transparent Film Metrology	S200/300

Macro Defect Detection	WaferView

Transparent Film Thickness	FOCUS

Integrated Metrology	i-MOD

[GRAPHIC]

Opaque Film Metrology

[GRAPHIC]

Macro Defect Detection

[GRAPHIC]

Transparent Film Metrology

[GRAPHIC]

Transparent Film Thickness

August’s  Products

Macro Defect Inspection (Front End)

[GRAPHIC]

Wafer Bump/Probe Inspection (Back End)

[GRAPHIC]

Yield Data Management Systems

[GRAPHIC]

Advanced Review & Analysis

[GRAPHIC]

Complementary Products with Minimal Overlap

[LOGO]	[LOGO]

Primarily Metrology	Inspection & Review

$88 million revenues with	$70 million revenues- with
>95% in metrology solution	>95% Inspection & Review

Strategic Merger Rationale

•                  Leadership with Complementary Product Offerings

•                  The New Rudolph will have a leadership position in multiple businesses

•                  Opaque (copper) thin film metrology

•                  Macro defect inspection

•                  Transparent film metrology

•                  Strong Revenue Growth Potential

•                  Rudolph’s worldwide front-end fab relationships will help accelerate acceptance for August front-end tools

•                  Ability to cross-sell complementary products into a more diversified customer base

•                  Build on combined company’s expertise in yield enhancement software

•                  Redeployment of duplicative R&D into new product development

•                                Opportunity for Expense Efficiencies

•                  Eliminate redundant investments in automation and platform support

•                  Consolidate Sales & Service offices worldwide

•                  Eliminate duplicative public company and regulatory compliance costs

•                  Improvement on each line of P&L is possible

•                                Improved Financial Position

•                  Creates Company with critical mass  ≈ $160M in LTM revenues as of 3/31/05

•                                Proven Leadership Team with Extensive Experience in Semiconductor Manufacturing

•                  Average of 20 years semiconductor business experience

The New Rudolph addressing automated Front End Macro Inspection from 2 directions

Rapidly Growing Front End Macro Inspection

[LOGO]		[GRAPHIC]

Leadership in Copper (Metal) & Transparent Thin Film Metrology	Complete Metrology & Inspection Solutions	Leadership in Back End Inspection

[GRAPHIC]		[LOGO]

Rapidly Growing Front End Macro Inspection

Strength Through Product Leadership

					Integrated Metrology	Yield Data Management
	Metrology		Macro Defect
	Transparent	Copper (Metal)	Front End	Back End

[LOGO]

[LOGO]

COMBINED

No Presence	Leadership

Yield
	Metrology		Macro Defect		Integrated	Data
	Transparent	Copper (Metal)	Front End	Back End	Metrology	Management

[LOGO]

[LOGO]

COMBINED

No Presence	Leadership

The New Rudolph Market Reach

Front-End Semiconductor

Advanced Packaging	[LOGO]	Back-End Semiconductor

Data Storage		Other Markets

Addressing Multiple High Growth Markets

The New Rudolph Addressable Market (20k WSPM)

		Fab			Bump Fab	Test Floor

Etch FEOL	Thin Films FEOL/BEOL	CMP BEOL		Diffusion/ Implant	UBM [GRAPHIC]	Incoming QC (foundries)

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]		[GRAPHIC]	Litho	[GRAPHIC]

[GRAPHIC]
		Litho	CMP			Post-Probe
		FEOL/BEOL	FEOL		Plating
[GRAPHIC]
		[GRAPHIC]	[GRAPHIC]	Outgoing	[GRAPHIC]
QC

Etch BEOL				[GRAPHIC]	Etch

[GRAPHIC]					[GRAPHIC]	Post-Saw

[GRAPHIC]
Reflow

[GRAPHIC]

Total Tools = 64 90nm Cu Fab	[GRAPHIC]

Addressable Market for The New Rudolph

Copper metrology and automated macro defect inspection are two of the fastest growing market segments

		Segment Share				Market Segment Size ($M)
					% Change					CAGR
Market Segment	Primary Players	2002	2003	2004	03-04	2003	2004	2005E	2006E	03-06

	KLA-Tencor	37%	30%	33%	3%	$365	$475	$550	$600	18%
Thin Film Metrology	Rudolph Technologies	15%	11%	14%	3%
	Veeco	11%	18%	13%	(5)%

Automated	KLA-Tencor	95%	57%	45%	(12)%	$31	$72	$70	$80	37%
Macro Defect	August Technology	0%	25%	32%	7%
Inspection	Nikon	0%	1%	13%	12%

Source:  Gartner Dataquest and Bear, Stearns & Co.

Clear Centers of Excellence in The New Rudolph

Corporate Headquarters

(Flanders, New Jersey)

Inspection Headquarters		Metrology Headquarters
Bloomington, MN		Flanders, NJ

Data Analysis and Review

Global Sales-Service-Support Network

Expanded Global Reach

[GRAPHIC]

Expand Geographic Reach

The New Rudolph

[CHART]

Significant Cross-Selling Opportunities

[LOGO]	[LOGO]

Front End	Logic Memory Mixed Signal	Back End

[LOGO]

The $4 Billion Inspection/Metrology Market – Ripe for Consolidation

Cumulative Market Share (%)		2004 Process Control Revenues

41	[LOGO]	(1) KLA-Tencor

	[LOGO]	(2) Hitachi
69		(3) AMAT
(4) The New Rudolph

	[LOGO]	(4) FEI
(5) ADE
79		(6) Therma-Wave
(7) Rudolph
(8) Leica

	[LOGO]	(9) Veeco
(10) Nikon
(11) Accretech
90		(12) Nanometrics
(13) Accent Optical
(14) SII Technologies
(15) Nova Instruments
(16) August Tech

	[LOGO]	(17) JEOL
100		Others

Source: Gartner Dataquest

Financial Benefits of The New Rudolph

A Tremendous Opportunity to Achieve Key Financial Benefits

•                  Strong revenue synergy potential

•                  Improved financial position

•                  Pro Forma LTM revenues of $160M

•                  Gross Margin leverage to > 50%

•                  Global Operating Efficiencies

•                  Accretive Transaction—$10M in estimated annual synergies

The New Rudolph will be able to reduce the 20 Percentage Point Cost Disadvantage

[CHART]

Note: Small Cap group includes: ADEX, AUGT, NANO, NVMI, RTEC, TWAV
Large Cap group includes: AMAT, KLAC

Source:  Needham & Co.

Realizing Cost Savings

•                  Reduce unnecessary duplicative expenses

•                  Platform development (stages and automation)

•                  Technology development (software and process control systems)

•                  SG&A expenses

•                  Reduce operating costs

•                  Estimated annual savings of $10 million.

•                  Create operating leverage

•                  Supply chain/purchasing leverage

Expected Timing

•                  HSR filing:  in July

•                  SEC S-4 filing:  early August

•                  Rudolph and August to hold special shareholders meetings to approve transaction

•                  Close transaction:  estimate 4th Quarter 2005

SUMMARY: Goals for The New Rudolph

•                                          Dramatically expand suite of new products and services by creating compelling value propositions for our customers

•                                          Enhance shareholder value and be a desired investment through consistently strong financial performance: Planned profitable growth

•                                          Successfully integrate cultures from 2 great franchises

•                                          Foster opportunities for personal and professional growth

•                                          Realize most of the financial benefits of critical mass within 1st year and become an industry consolidator

Thank You